                     U.S. SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): October 12, 2001
                                                        -----------------

                        ACTIVE LINK COMMUNICATIONS, INC.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)


Commission file number: 0-30220

                           Colorado                                                       84-0917382
     --------------------------------------------------------------            ------------------------------------
     (State or other jurisdiction of incorporation or organization)            (I.R.S. Employer Identification No.)

     7388 South Revere Parkway,  Suite 1000, Englewood,  Colorado                             80112
     ------------------------------------------------------------                           ----------
              (Address of principal executive offices)                                      (Zip Code)

                                 (303) 721-8200
              -----------------------------------------------------
               Registrant's telephone number, including area code

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On October 12, 2001, the Company sold certain assets related to its Denver voice, inside cabling and national account operations to Carrier Solutions, LLC for approximately $200,000 in cash, a $100,000 note receivable and the assumption of approximately $300,000 in liabilities.

The Company will use the proceeds from the sale, less transaction costs, to reduce debt associated with the assets sold.

Prior to the sale, there was no material relationship between the Company and Carrier Solutions, LLC.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.


(b)      Pro Forma Financial Information

         The following unaudited pro forma condensed balance sheet and statements of operations illustrate the Company's disposition of its Denver voice, inside cabling and national account operations. The Pro Forma Condensed Balance Sheet at July 31, 2001 was prepared as if the sale occurred on July 31, 2001. The Pro Forma Condensed Statement of Operations for the Year Ended April 30, 2001 and the Three Months Ended July 31, 2001 were prepared as if the transactions had occurred on May 1, 2000 and 2001 respectively.

         The pro forma adjustments reflect the sale of the Denver voice, inside cabling and national account operations for total consideration of $600,000 consisting of cash, a note receivable and the assumption of a note payable. The cash proceeds have been applied to the repayment of debt related to the assets sold as required by the secured lender.

         The Pro Forma Financial Information is presented for illustrative purposes only and does not purport to represent what the Company's financial position or results of operations would have been had the transactions described in fact occurred on the date or at the beginning of the periods indicated or to project the Company's financial position or results of operations for any future date or period. The pro forma disposition adjustments are based upon available information which the Company believes is reasonable under the circumstances.

         The following Pro Forma Condensed Financial Information should be read in conjunction with (i) the audited financial statements of the Company and its subsidiaries for the year ended April 30, 2001, which are contained in the Company's Form 10-KSB dated August 13, 2001 and (ii) the unaudited condensed financial statements of the Company for the three months ended July 31, 2001 contained in the Company's For 10-QSB dated September 14, 2001.

                ACTIVE LINK COMMUNICATIONS, INC. AND SUBSIDIARIES
           PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
                            (IN THOUSANDS OF DOLLARS)


                                                                      Denver Voice,
                                                                     Inside Cabling,
                                                         Historical     National
                                                           Balance      Accounts,
                                                            Sheet       Operations
                                                           July 31,      July 31,     Pro Forma
                                                             2001          2001      Adjustments   Combined
                                                          ----------    ----------   -----------   ----------
ASSETS
Current assets:
   Trade accounts/note receivable                         $    2,407                  $   100[2] $      2,507
   Costs and estimated earnings in excess of
      billings on uncompleted contracts                        1,794                                    1,794
   Inventory                                                   1,508    $      263                      1,245
   Prepaid expenses                                              390                                      390
                                                          ----------                               ----------
       Total current assets                                    6,099                                    5,936

Property and equipment, net                                      462           108                        354
Deposits and other assets                                        195                                      195
Intangible assets, net                                         1,795           254                      1,541
                                                          ----------                               ----------
                                                          $    8,551                               $    8,026
                                                          ==========                               ==========

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
    Checks issued in excess of funds on deposit           $      155                  $    25[2]   $      130
    Trade accounts payable                                     3,795                       50[3]        3,745
    Revolving line of credit                                   1,781                      125[1]        1,656
    Current portion of notes payable                             484    $      125                        359
    Current portion of capital lease obligations                  44             5                         39
    Billings in excess of costs and estimated
      earnings on uncompleted contracts                          127                                      127
    Accrued expenses                                           1,560                                    1,560
                                                          ----------                               ----------
       Total current liabilities                               7,946                                    7,616

Capital lease obligations                                         45            15                         30
Accrued Interest                                                 202                                      202
Notes payable                                                  3,127           180                      2,947
                                                          ----------                               ----------
       Total liabilities                                      11,320                                   10,795
                                                          ----------                               ----------

Stockholders' deficit:
   Common stock                                               11,557                                   11,557
   Additional paid-in capital                                  1,192                                    1,192
   Accumulated deficit                                       (15,518)                                 (15,518)
                                                          ----------                               ----------
        Total stockholders' deficit                           (2,769)                                  (2,769)
                                                          ----------                               ----------

                                                          $    8,551                               $    8,026
                                                          ==========                               ==========

                ACTIVE LINK COMMUNICATIONS, INC. AND SUBSIDIARIES
           CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS (UNAUDITED)
            (IN THOUSANDS OF DOLLARS, EXCEPT EARNINGS PER SHARE DATA)

                                                                        Denver Voice,
                                                                       Inside Cabling,
                                                           Historical     National
                                                          Statement of    Accounts,
                                                           Operations     Operations
                                                            April 30,      April 30,      Pro Forma
                                                              2001            2001       Adjustments     Combined
                                                           -----------    -----------    -----------    -----------
Revenue:
    Direct equipment and service sales                     $    17,033    $     5,474                   $   11,559

Costs and expenses:
    Cost of direct equipment and service sales                  12,521          3,967                        8,554
    Selling                                                      1,748            722                        1,026
    General and administrative                                   3,620            836                        2,784
    Interest expense and loan fees                                 803             56    $     71[4]           676
    Depreciation and amortization                                  467            260                          207
                                                           -----------    -----------                   ----------
                                                                19,159          5,841                       13,247
                                                           -----------    -----------                   ----------
Loss from continuing operations before income taxes
                                                               (2,126)           (367)                      (1,688)

         Income tax  benefit                                       76              --                           76
                                                           -----------    -----------                   ----------

         Loss from continuing operations                        (2,050)          (367)                      (1,610)

Discontinued operations
    Income from discontinued operations, net of
income tax expense of $76 in 2001                                  127             --                          127
                                                           -----------    -----------                   ----------

Net loss                                                   $    (1,923)   $      (367)                  $    1,483
                                                           ===========    ===========                   ==========

Loss per common share:
    Basic and Diluted:
       Loss from continuing operations                     $      (.21)                                 $     (.16)
       Income from discontinued operations                         .01                                         .01
                                                           -----------                                  ----------

       Net loss                                            $      (.20)                                 $     (.15)
                                                           ===========                                  ==========

Weighed-average number of outstanding common shares
    Basic and Diluted                                        9,578,516                                   9,578,516
                                                           ===========                                  ==========

                ACTIVE LINK COMMUNICATIONS, INC. AND SUBSIDIARIES
           CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS (UNAUDITED)
            (IN THOUSANDS OF DOLLARS, EXCEPT EARNINGS PER SHARE DATA)

                                                                         Denver Voice,
                                                                        Inside Cabling,
                                                           Historical      National
                                                          Statement of     Accounts,
                                                           Operations      Operations
                                                            July 31,        July 31,       Pro Forma
                                                              2001            2001         Adjustments      Combined
                                                          ------------    ------------    ------------    ------------
Revenue:
   Direct equipment sales and service                     $      4,737    $      1,432                    $      3,305

Costs and expenses:
    Cost of direct equipment sales and service                   3,499           1,023                           2,476
    Selling                                                        503             164                             339
    General and administrative                                     869             223                             646
    Depreciation and amortization                                  132              37                              95
    Interest expense                                               192              14          $16[4]             162
    Permanent impairment of goodwill                             3,500              --                           3,500
                                                          ------------    ------------                    ------------

                                                                 8,695           1,461                           7,218
                                                          ------------    ------------                    ------------

Loss from continuing operations before income
taxes                                                           (3,958)            (29)                         (3,913)

Income tax benefit                                                  93              --                              93
                                                          ------------    ------------                    ------------

Loss from continuing operations                                 (3,865)            (29)                         (3,820)

Discontinued operations
    Income from discontinued operations, net of
      income expense of $5 in 2001                                  30              --                              30
                                                          ------------    ------------                    ------------

Loss before extraordinary item                                  (3,835)            (29)                         (3,790)

Extraordinary item - gain on restructuring of an
      account payable                                              165              --                             165
                                                          ------------    ------------                    ------------

     Net (loss)                                           $     (3,670)   $        (29)                   $     (3,625)
                                                          ============    ============                    ============

Loss per common share:
     Basic and Diluted
          Loss from continuing operations                 $       (.37)                                   $       (.37)
          Extraordinary item                                       .02                                             .02
                                                          ------------                                    ------------
          Net loss                                        $       (.35)                                   $       (.35)
                                                          ============                                    ============

Weighted average number of shares outstanding:
     Basic and Diluted                                      10,380,297                                      10,380,297
                                                          ============                                    ============

                ACTIVE LINK COMMUNICATIONS, INC. AND SUBSIDIARIES
     NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION (UNAUDITED)


Note 1: Proceeds used to pay down secured lender.
Note 2: Amounts due secured lender upon maturity of short term note receivable.
Note 3. Proceeds used to satisfy obligations at closing.
Note 4. Reduced interest expense.



(c)      Exhibits

         2.1 Asset Purchase Agreement effective October 1, 2001 by and among Active Link Communications, Inc., IAC Acquisition Corporation, Digital Telecom, Inc. and Carrier Solutions, LLC


SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                      Active Link Communications, Inc.
                                      ------------------------------------------
                                      (Registrant)



Date: October 22, 2001                /s/ David E. Welch
      ----------------                ------------------------------------------
                                      David E. Welch
                                      Vice President and Chief Financial Officer

                                  EXHIBIT INDEX


       EXHIBIT
       NUMBER     DESCRIPTION
       -------    -----------
         2.1      Asset Purchase Agreement effective October 1, 2001 by and
                  among Active Link Communications, Inc., IAC Acquisition
                  Corporation, Digital Telecom, Inc. and Carrier Solutions, LLC